PRODUCT SALES AGREEMENT

This Agreement made and entered into this 31st day of December, 1999, by and between Meteor Stores, Inc., hereinafter known as "Marketer", and Meteor Marketing, Inc., a Wyoming corporation, hereinafter known as "Distributor".

The Distributor agrees to furnish motor fuels and oils ("Products") and related items to the Marketer in accordance with State and Federal Government Regulation pursuant to the commodity schedules attached hereto. It is agreed the Distributor shall not be liable to the Marketer by reason of Product shortages beyond its control.

It is further agreed that the Distributor will sell Products to Marketer at the prices and terms described in the attached Commodity Schedules.

The Marketer, in consideration of the above agrees to purchase those Products which are sold by the Distributor exclusively for a period of five (5) years from the above date.

It is further agreed by both parties that this agreement will automatically extend on a year to year basis. Either party may give the other a 60 day prior written notice of intent not to extend. After one year, either party may terminate this agreement upon thirty (30) days notice if the terms are not competitive in any or all pricing aspects of this Agreement. Distributor hereby agrees to supply fuel in a reasonably timely manner and failure to do so shall be deemed to be a breach of this Agreement. Where there is a temporary failure to supply product Marketer may purchase fuel from another authorized supplier and where there is a permanent failure to supply product this Agreement may be terminated.

In the event this Agreement is canceled by either party, it is agreed that the Marketer shall have the right to remove all signs, poles, credit card imprinters, or other equipment that the Distributor has placed or erected on the Marketer's premises. It is further agreed that the Marketer shall abide by the suppliers image program as described in Exhibit A attached hereto.
If Marketer changes suppliers or brands on any particular site, Marketer shall be liable for any and all unamortized improvement loans and program funds provided by major oil company suppliers related to that site. The amount of such contingent liability at December 31, 1999, is approximately $650,000 (a schedule of such contingent liabilities shall be attached hereto). Marketer shall have the right to change a site from a branded site to an unbranded site so long as there are no contingent liabilities relating to that site at the time of conversion.

Marketer recognizes that it is handling hazardous substances and agrees that in receiving, storing, handling and using Product(s) purchased from Distributor, Marketer will exercise the strictest care required by law and that it will comply with any and all applicable federal, state and local laws, ordinances and regulations pertaining to the storage and use of petroleum products. Marketer further understands and warrants that it has sole responsibility for the storage, maintenance and use of all inventories of Product(s) purchased from Distributor and for corrective action and claims of third Parties resulting from any failure to comply with the above. Marketer HEREBY INDEMNIFIES AND HOLD DISTRIBUTOR, ITS SUCCESSORS AND ASSIGNS, HARMLESS AGAINST ALL LOSSES, CLAIMS, CAUSES OF ACTION TO COMPLY WITH THE PRECEDING SENTENCES.

The performance and interpretation of this Agreement shall be governed by New Mexico law and all applicable federal law. If either party to this Agreement obtains a judgment against the other for breach of any provision hereof, damages shall include all reasonable attorneys' fees and costs as well as interest at 1.5% per month.

Marketer:                           Distributor:

     /signed/ Imran Jatalla             /signed/ Paul W. Greaves
By: _____________________________   By: ______________________________
                                        Paul W. Greaves

Title:  Executive Vice President    Title: President

                        COMMODITY SCHEDULE (MOTOR FUELS)

MARKETER:  Meteor Stores, Inc.                  DATE:    12/31/99

DELIVERY POINT: Retail Outlets in New Mexico   PRODUCT:  Branded Gasoline
                And Colorado                    GRADE:    Regular Unleaded

This schedule is attached to and made a part of a Product Sales Agreement between Marketer and Distributor dated December 31, 1999.

1. Quantity. Marketer's annual requirements are estimated to be 9,000,000 gallons ("Estimated Annual Quantity"), for delivery in approximately equal monthly quantities. Delivery shall be made to Marketer or its agents upon reasonable notice to Distributor.

2.  Delivery.   Where delivery is made to Marketer's business location,
delivery shall be complete upon unloading of transport truck. Marketer shall allow delivery to take place at night.

3. Title. Title to Products shall pass to Marketer upon delivery of Products.

4. Risk of Loss. Risk of loss of Product shall pass to Marketer upon delivery of Products.

5. Inspection. Marketer shall have the right, at its expense, to have an inspection made at delivery point, provided such inspection shall not delay shipment. Should Marketer fail to make inspection, it shall accept Distributor's inspection and measurement.

6.  Prices.  The price to be paid by Marketer shall be Distributor's
applicable price in effect at the time and place of delivery.   Such price
shall be Distributor's delivered cost plus $.005 per gallon for full transport quantity deliveries . All prices charged by Distributor are subject to the provisions of applicable law.

7. Leased Equipment. Distributor shall pay for all sign lease costs and credit card imprinters lease fees.

8. Payment Terms. All billings shall be paid on a load to load basis or within 10 days of delivery (or 5 days of delivery for Conoco products) of the Products whichever occurs first, payment shall be made in good and immediately available funds and subject to a total company credit limit of $250,000. All credit terms are subject to change, at the sole discretion of the Distributor, after twenty-four (24) hours notice to Marketer. Financial statements of Marketer shall be made available to Distributor upon reasonable request.

9.  Annual Rebate.  If  Marketer purchases and pays for at least   n/a gallons
of the Products described herein during the twelve month period commencing on the date hereof, and extends this agreement for a subsequent year.
Distributor shall issue a credit of    n/a     cent(s) per gallon on such
Products, which credit shall be applied to future purchases. Distri-butor will provide Marketer with a monthly summary of Products purchased.

10. Records. With regard to branded gasoline products sold by Distributor to Marketer for sale or resale through branded retail outlets supplied by Marketer, Distributor and/or its delegate may, at any reasonable time, examine, copy and audit such records and/or metering devices which it deems necessary to assure adherence to the requirement that only Distributor's branded products are being sold through such outlets.

ACCEPTED:  Marketer                      ACCEPTED: Distributor



     /signed/ Imran Jatalla             /signed/ Paul W. Greaves
By: _____________________________   By: ______________________________
                                        Paul W. Greaves

Title:  Executive Vice President    Title: President


Date:   12/31/99                    Date:  12/31/99

                       COMMODITY SCHEDULE (MOTOR FUELS)

MARKETER:  Meteor Stores, Inc.                  DATE: 12/31/99

DELIVERY POINT:  Retail Outlets in New Mexico   PRODUCT:  Branded Gasoline
                 And Colorado                   GRADE: Unleaded Plus

This schedule is attached to and made a part of a Product Sales Agreement between Marketer and Distributor dated December 31, 1999.

1. Quantity. Marketer's annual requirements are estimated to be 2,000,000 gallons ("Estimated Annual Quantity"), for delivery in approximately equal monthly quantities. Delivery shall be made to Marketer or its agents upon reasonable notice to Distributor.

2. Delivery. Where delivery is made to Marketer's business location, delivery shall be complete upon unloading of transport truck. Marketer shall allow delivery to take place at night.

3. Title. Title to Products shall pass to Marketer upon delivery of Products.

4. Risk of Loss. Risk of loss of Product shall pass to Marketer upon delivery of Products.

5. Inspection. Marketer shall have the right, at its expense, to have an inspection made at delivery point, provided such inspection shall not delay shipment. Should Marketer fail to make inspection, it shall accept Distributor's inspection and measurement.

6.  Prices.  The price to be paid by Marketer shall be Distributor's
applicable price in effect at the time and place of delivery.   Such price
shall be Distributor's delivered cost plus $.005 per gallon for full transport quantity deliveries. All prices charged by Distributor are subject to the provisions of applicable law.

7. Leased Equipment. Distributor shall pay for all sign lease costs and credit card imprinters lease fees.

8. Payment Terms. All billings shall be paid on a load to load basis or within 10 days of delivery (or 5 days of delivery for Conoco products) of the Products whichever occurs first, payment shall be made in good and immediately available funds and subject to a total company credit limit of $250,000. All credit terms are subject to change, at the sole discretion of the Distributor, after twenty-four (24) hours notice to Marketer. Financial statements of Marketer shall be made available to Distributor upon reasonable request.

9. Annual Rebate. If Marketer purchases and pays for at least n/a gallons of the Products described herein during the twelve month period commencing on the date hereof, and extends this agreement for a subsequent year. Distri-butor shall issue a credit of n/a cent(s) per gallon on such Products, which credit shall be applied to future purchases. Distributor will provide Marketer with a monthly summary of Products purchased.

10. Records. With regard to branded gasoline products sold by Distributor to Marketer for sale or resale through branded retail outlets supplied by Marketer, Distributor and/or its delegate may, at any reasonable time, examine, copy and audit such records and/or metering devices which it deems necessary to assure adherence to the requirement that only Distributor's branded products are being sold through such outlets.

ACCEPTED:  Marketer                      ACCEPTED: Distributor



     /signed/ Imran Jatalla             /signed/ Paul W. Greaves
By: _____________________________   By: ______________________________
                                        Paul W. Greaves

Title:  Executive Vice President    Title: President

Date:   12/31/99                    Date:  12/31/99

                       COMMODITY SCHEDULE (MOTOR FUELS)

MARKETER: Meteor Stores, Inc.                   DATE: 12/31/99

DELIVERY POINT Retail Outlets in New Mexico     PRODUCT: Branded Gasoline
               And Colorado                     GRADE: Unleaded Premium

This schedule is attached to and made a part of a Product Sales Agreement between Marketer and Distributor dated December 31, 1999.

1. Quantity. Marketer's annual requirements are estimated to be 1,500,000 gallons ("Estimated Annual Quantity"), for delivery in approximately equal monthly quantities. Delivery shall be made to Marketer or its agents upon reasonable notice to Distributor.

2.  Delivery.   Where delivery is made to Marketer's business location,
delivery shall be complete upon unloading of transport truck. Marketer shall allow delivery to take place at night.

3. Title. Title to Products shall pass to Marketer upon delivery of Products.

4. Risk of Loss. Risk of loss of Product shall pass to Marketer upon delivery of Products.

5. Inspection. Marketer shall have the right, at its expense, to have an inspection made at delivery point, provided such inspection shall not delay shipment. Should Marketer fail to make inspection, it shall accept Distributor's inspection and measurement.

6. Prices. The price to be paid by Marketer shall be Distributor's applicable price in effect at the time and place of delivery. Such price shall be Distributor's delivered cost plus $.005 per gallon for full transport quantity deliveries. All prices charged by Distributor are subject to the provisions of applicable law.

7. Leased Equipment. Distributor shall pay for all sign lease costs and credit card imprinters lease fees.

8. Payment Terms. All billings shall be paid on a load to load basis or within 10 days of delivery(or 5 days of deliver for Conoco products) of the Products whichever occurs first, payment shall be made in good and immediately available funds and subject to a total company credit limit of $250,000. All credit terms are subject to change, at the sole discretion of the Distributor, after twenty-four (24) hours notice to Marketer. Financial statements of Marketer shall be made available to Distributor upon reasonable request.

9. Annual Rebate. If Marketer purchases and pays for at least n/a gallons of the Products described herein during the twelve month period commencing on the date hereof, and extends this agreement for a subsequent year.
Distributor shall issue a credit of   n/a  cent(s) per gallon on such
Products, which credit shall be applied to future purchases. Distributor will provide Marketer with a monthly summary of Products purchased.

10. Records. With regard to branded gasoline products sold by Distributor to Marketer for sale or resale through branded retail outlets supplied by Marketer, Distributor and/or its delegate may, at any reasonable time, examine, copy and audit such records and/or metering devices which it deems necessary to assure adherence to the requirement that only Distributor's branded products are being sold through such outlets.

ACCEPTED:  Marketer                      ACCEPTED: Distributor



     /signed/ Imran Jatalla             /signed/ Paul W. Greaves
By: _____________________________   By: ______________________________
                                        Paul W. Greaves

Title:  Executive Vice President    Title: President

                     COMMODITY SCHEDULE (MOTOR FUELS)

MARKETER:  Meteor Stores, Inc.                  DATE: 12/31/99

DELIVERY POINT:   Retail Outlets in New Mexico  PRODUCT:  Branded Gasoline
                  And Colorado                  GRADE:  Diesel

This schedule is attached to and made a part of a Product Sales Agreement between Marketer and Distributor dated December 31, 1999.

1. Quantity. Marketer's annual requirements are estimated to be 500,000 gallons ("Estimated Annual Quantity"), for delivery in approximately equal monthly quantities. Delivery shall be made to Marketer or its agents upon reasonable notice to Distributor.

2. Delivery. Where delivery is made to Marketer's business location, delivery shall be complete upon unloading of transport truck. Marketer shall allow delivery to take place at night.

3. Title. Title to Products shall pass to Marketer upon delivery of Products.

4. Risk of Loss. Risk of loss of Product shall pass to Marketer upon delivery of Products.

5. Inspection. Marketer shall have the right, at its expense, to have an inspection made at delivery point, provided such inspection shall not delay shipment. Should Marketer fail to make inspection, it shall accept Distributor's inspection and measurement.

6.  Prices.  The price to be paid by Marketer shall be Distributor's
applicable price in effect at the time and place of delivery.   Such price
shall be Distributor's delivered cost plus $.005 per gallon for full transport quantity deliveries. All prices charged by Distributor are subject to the provisions of applicable law.

7. Leased Equipment. Distributor shall pay for all sign lease costs and credit card imprinters lease fees.

8. Payment Terms. All billings shall be paid on a load to load basis or within 10 days of delivery (or 5 days of delivery for Conoco products) of the Products whichever occurs first, payment shall be made in good and immediately available funds and subject to a total company credit limit of $250,000. All credit terms are subject to change, at the sole discretion of the Distributor, after twenty-four (24) hours notice to Marketer. Financial statements of Marketer shall be made available to Distributor upon reasonable request.

9. Annual Rebate. If Marketer purchases and pays for at least n/a gallons of the Products described herein during the twelve month period commencing on the date hereof, and extends this agreement for a subsequent year.
Distributor shall issue a credit of   n/a  cent(s) per gallon on such
Products, which credit shall be applied to future purchases. Distributor will provide Marketer with a monthly summary of Products purchased.

10. Records. With regard to branded gasoline products sold by Distributor to Marketer for sale or resale through branded retail outlets supplied by Marketer, Distributor and/or its delegate may, at any reasonable time, examine, copy and audit such records and/or metering devices which it deems necessary to assure adherence to the requirement that only Distributor's branded products are being sold through such outlets.

ACCEPTED:  Marketer                      ACCEPTED: Distributor



     /signed/ Imran Jatalla             /signed/ Paul W. Greaves
By: _____________________________   By: ______________________________
                                        Paul W. Greaves

Title:  Executive Vice President    Title: President

                             COMMODITY SCHEDULE

                LUBRICATING OILS AND GREASES SPECIAL PROVISIONS

MARKETER: Meteor Stores Inc.            DATE:    December 31, 1999

This schedule is attached to and made a part of a Product Sales Agreement between Marketer and Distributor dated December 31, 1999.

1.  Products.  Lubricating Oils and Greases as listed in space below:

All Meteor Marketing, Inc. products

2.  Quantity.   Marketer's annual requirements estimated to be 1,000 gallons for delivery in approximately equal monthly quantities upon reasonable notice to Distributor.

3.  Prices.  Distributor's established  prices in effect on date of delivery.

4. Title. Title to Products shall pass to Marketer upon delivery of Products.

5. Risk of Loss. Risk of loss of Product shall pass to Marketer upon delivery of Products.

6. Inspection. Marketer shall have the right, at its expense, to have an inspection made at delivery point, provided such inspection shall not delay shipment. Should Marketer fail to make inspection, it shall accept Distributor's inspection and measurement.

7. Payment Terms. All billings shall be paid within 10 days of delivery of the Products in good and immediately available funds and subject to a total company credit limit of $250,000. All credit terms are subject to change, at the sole discretion of the Distributor, after twenty-four (24) hours notice to Marketer. Financial statements of Marketer shall be made available to Distributor upon reasonable request.



ACCEPTED:  Marketer                      ACCEPTED: Distributor



     /signed/ Imran Jatalla             /signed/ Paul W. Greaves
By: _____________________________   By: ______________________________
                                        Paul W. Greaves

Title:  Executive Vice President    Title: President

                   COMMODITY SCHEDULE (MOTOR FUELS)

                 Distributor's applicable price and terms


Fuel Prices will be rack plus common carrier freight plus one half cent per gallon.

Payment for Conoco products will be net five days or load to load which ever comes first.

Payment will be by EFT from Marketers bank account.

                          SUPPLIERS IMAGE PROGRAM


The Distributor's branded suppliers have certain image and upgrade standards that Marketer must abide by. Some branded suppliers have image enhancement programs that must be complied with. Some branded suppliers have various programs to fund certain image enhancements. Distributor will supply marketer with copies of branded supplier standards and programs. If Marketer uses any of these programs Marketer will be liable to purchase the branded fuels to meet the program requirements.

                     DISTRIBUTORS FLEET FUELING PROGRAM


In the event that Distributor enters into any fleet fueling programs Marketer agrees to participate in the Distributors program at all locations which Distributor selects. Terms of the program will be determined but will in general allow Distributor or program customers to fuel at Marketers sites. Marketer will be paid a per gallon rate which maybe less than the prices normally charged by Marketer.